SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2005


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


            Nevada                  000-21640                  88-0136443
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 (State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)


2411 West Sahara Avenue, Las Vegas, Nevada                     89102
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)








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ITEM 8.01.   OTHER EVENTS.

On August 11, 2005, SC Sonoma Development, LLC, a wholly-owned subsidiary of Station Casinos, Inc. (the "Company"), purchased approximately 271 acres of real property located near the intersection of Dowdell Avenue and Wilfred Avenue near the City of Rohnert Park in Sonoma County, California. Subject to the receipt of certain governmental approvals, a portion of the property will be taken into trust for the Federated Indians of the Graton Rancheria (the "Tribe") for the development and operation of a resort hotel, gaming and entertainment facility. The Company and the Tribe are parties to development and management agreements, pursuant to which the Company will assist the Tribe in developing and operating such resort hotel, gaming and entertainment facility.





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


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Station Casinos, Inc.



Date: August 12, 2005                By: /s/ Glenn C. Christenson
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                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer





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